EATON VANCE CASH MANAGEMENT FUND
EATON VANCE MONEY MARKET FUND
Supplement to Prospectus dated
March 1, 2008

EATON VANCE TAX FREE RESERVES
Suppement to Prospectus dated
May 1, 2008

(each, a “Fund” and collectively, the “Funds”)

Following approval by the Board of Trustees, each Fund has submitted to the U.S. Treasury Department an agreement to participate in the Temporary Money Market Fund Guaranty Program (the “Program”). Under the Program, amounts of Fund shares owned by shareholders as of the close of business on September 19, 2008 are guaranteed by the U.S. Treasury against loss in the event (i) the Fund’s market-based net asset value falls below $0.995 per share (i.e., rounds to less than $1.00 per share) and (ii) the Fund subsequently liquidates (the “guarantee event”). Upon such event, Fund shareholders who have continuously maintained a Fund account from September 19, 2008 until the guarantee event would be eligible to receive from the U.S. Treasury the difference between $1.00 per share and the Fund’s net proceeds per share upon liquidation applied to the lesser of shares held by such shareholders on September 19, 2008 or on the date of the guarantee event. Investors who became Fund shareholders after September 19, 2008, or who owned an account in a Fund on September 19, 2008 but subsequently closed their account, would not receive a payment under the Program.

Guarantee payments under the Program are subject to an overall limit of approximately $50 billion for all eligible money market funds participating in the Program. The Program expires on December 18, 2008 unless extended by the U.S. Treasury; however, the Program may not be extended beyond September 18, 2009. If the Program is extended, the Board of Trustees will consider whether the Funds should continue to participate.

October 9, 2008	MMTFRPS